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                                                                   EXHIBIT 10.20


                     FIRST AMENDMENT TO EMPLOYMENT AGREEMENT


         THIS FIRST AMENDMENT TO EMPLOYMENT AGREEMENT (this "Amendment") dated as of November 15, 1999, is entered into by and among FutureLink Corp., a Delaware corporation (the "Company"), and the successor-in-interest to FutureLink Distribution Corp., a Colorado corporation, and Vincent L. Romano, Jr. (the "Employee") in order to amend the Employment Agreement entered between the parties hereto on July 15, 1999, which became effective August 1, 1999 (the "Employment Agreement"). All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Employment Agreement unless the context otherwise requires.

                                    RECITALS

                  WHEREAS, pursuant to the Employment Agreement, the Employee has served as the Company's Executive Vice-President Sales and Marketing since August 1, 1999;

                  WHEREAS, the parties desire that the Employee serve as the Company's Executive Vice-President for Application Service Provision;

                  WHEREAS, concurrently and in connection with the execution of the Employment Agreement, the Company and the Employee entered into a Loan Agreement (the "Loan Agreement") and Promissory Note (the "Note") pursuant to which the Company loaned the Employee Two Million Dollars ($2,000,000) to be used to purchase common stock of the Company (the "Loan");

                  WHEREAS, the Company and the Employee are amending the Loan Agreement;

                  AND WHEREAS the Employee and the Company wish to amend the Employment Agreement to change the Employee's position with the Company, and to conform to the amendment to the Loan Agreement; and

                  NOW THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained the parties hereto agree as follows:

                                    AGREEMENT


         1. Section 1.1 of the Employment Agreement is hereby deleted in its entirety and superceded by the following:

         "1.1 Position and Duties. The Company hereby engages and employs the Executive as Executive Vice-President for Application

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         Service Provision, with his principal office in Tysons Corner,
         Virginia, for the term set forth in this Agreement."

         "The Company's Board of Directors (the "Board") may provide such additional designations of title to the Executive as the Board, in its discretion, may deem appropriate. The Executive shall perform the executive duties and functions related to the above positions, subject to the reasonable limitations of authority set forth from time to time in the resolutions of the Board and applicable law."

         2. Section 2.4 of the Employment Agreement is hereby deleted in its entirety and superceded by the following:

         "2.4 Share Purchase and Loan. Upon execution of this Employment Agreement, the parties shall execute the Confidentiality and Non-Competition Agreement attached as Schedule "A" hereto, the Loan Agreement attached as Schedule "B" hereto (the "Loan Agreement") and the Escrow Agreement attached as Schedule "C" hereto (the "Escrow Agreement"). Under the terms of the Loan Agreement and subject to the terms of the Escrow Agreement, the Company shall immediately loan to the Executive the sum of $2,000,000.".

         "The shares held pursuant to the Escrow Agreement (the "Escrowed Shares") shall be issued by the Company in accordance with exemptions from registration in accordance with applicable securities laws and shall be "legended" appropriately. However, these Escrowed Shares, whether or not released from escrow in accordance with the Escrow Agreement, shall be entitled to the following registration rights:

         (a) The Company hereby agrees with the Executive that it shall include the Escrowed Shares in a subsequent Registration Statement on Form S-1 or such other form as the Company deems appropriate, with the Securities and Exchange Commission (the "SEC"), covering the resale of the Escrowed Shares. The Escrowed Shares shall be entitled to "piggy-back" registration rights and be included on either the Registration Statement currently being considered by the Company or on the next Registration Statement to be filed by the Company, at the Company's discretion;

         (b) The Company shall use its best efforts to cause the Registration Statement provided for above to be filed with the SEC no later


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             than July 31, 2000 and to be declared effective no later than
             September 30, 2000;

         (c) Should the Company fail to cause a Registration Statement with respect to the registration of the Escrowed Shares to be filed on or before July 31, 2000, the Executive shall thereafter have the right to demand that the Company prepare and file a Registration Statement covering the resale of the Escrowed Shares immediately thereafter; and

         (d) The Company shall file any Registration Statement including the registration for resale of the Escrowed Shares without charge to the Executive. The Executive shall, however, bear the fees of his own counsel and any transfer taxes applicable to the resale of the Escrowed Shares sold by the Executive pursuant thereto."

         4. No amendment, alteration, modification or waiver of any provision hereof shall be valid unless in writing and signed by both parties hereto.

         5. The waiver by either party hereto of a breach or violation of any term or provision of this Agreement by the other party hereto shall not operate or be construed as a waiver of any subsequent breach or violation. The invalidity of any one or more words, phrases, sentences, paragraphs, clauses or sections contained in this Agreement shall not affect the enforceability of the remaining portion(s) of this Agreement or any part thereof, all of which are inserted conditionally on their being valid in law, and, in the event that any one or more of the words, phrases, sentences, paragraphs, clauses or sections contained in this Agreement shall be declared invalid by a court of competent jurisdiction, this Agreement shall be construed as if such invalid word or words, phrase or phrases, sentence or sentences, paragraph or paragraphs, clause or clauses, or section or sections had not been inserted into this Agreement.

         6. The parties hereto shall respectively do all acts and things and execute all documents reasonably required to give effect to this Agreement.

         7. This Agreement shall be governed by, interpreted and enforced in accordance with the laws of the State of California and the parties hereto expressly attorn to the jurisdiction of the courts of Orange County, State of California.

         8. The division of this Agreement into Sections is for convenience of reference only and shall not affect the construction and interpretation of this Agreement.

         9. This Agreement may be executed in one or more counterparts each of which together shall constitute the entire agreement.


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         IN WITNESS WHEREOF the Company and the Borrower have executed this
Agreement as of the date first above written.

                                        FUTURELINK CORP.



                                        By: /s/ RICHARD M. WHITE
                                            ------------------------------------
                                        Print Name: Richard M. White
                                                    ----------------------------
                                        Print Title: SVP Administration
                                                     ---------------------------

                                        By: /s/ KYLE B.A. SCOTT
                                            ------------------------------------
                                        Print Name: Kyle B.A. Scott
                                                    ----------------------------
                                        Print Title: VP & Secretary
                                                     ---------------------------


/s/ J. M. SACK                          /s/ VINCENT L. ROMANO, JR.
-----------------------------------     ----------------------------------------
Witness                                 VINCENT L. ROMANO, JR.


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